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Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., Dennis D. Oklak, Matthew A. Cohoat, Howard L. Feinsand and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 5, 2003

/s/ BARRINGTON H. BRANCH Barrington H. Branch

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., Dennis D. Oklak, Matthew A. Cohoat, Howard L. Feinsand and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 5, 2003

/s/ WILLIAM CAVANAUGH III William Cavanaugh III

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., Dennis D. Oklak, Matthew A. Cohoat, Howard L. Feinsand and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 5, 2003

/s/ NGAIRE E. CUNEO Ngaire E. Cuneo

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., Dennis D. Oklak, Matthew A. Cohoat, Howard L. Feinsand and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 5, 2003

/s/ CHARLES R. EITEL Charles R. Eitel

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., Dennis D. Oklak, Matthew A. Cohoat, Howard L. Feinsand and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 5, 2003

/s/ JACK R. SHAW Jack R. Shaw

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., Dennis D. Oklak, Matthew A. Cohoat, Howard L. Feinsand and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 5, 2003

/s/ THOMAS L. HEFNER Thomas L. Hefner

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., Dennis D. Oklak, Matthew A. Cohoat, Howard L. Feinsand and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 5, 2003

/s/ DARELL E. ZINK, JR. Darell E. Zink, Jr.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., Dennis D. Oklak, Matthew A. Cohoat, Howard L. Feinsand and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock, Preferred Stock and Depository Shares of Duke Realty Corporation (the "Company"), Common Stock of the Company issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, Debt Securities of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 5, 2003

/s/ GARY A. BURK Gary A. Burk

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  Exhibit 24